UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported): June 2, 2022 (June 1, 2022)

Calyxt, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38161	27-1967997
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2800 Mount Ridge Road

Roseville, MN 55113-1127

(Address and zip code of principal executive offices)

(651) 683-2807

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common Stock, par value $0.0001 per share	CLXT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 1, 2022, Calyxt, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). Of the 42,768,163 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting on the April 6, 2022 record date, 36,399,120 shares, or approximately 85.10%, were present at the Annual Meeting either by attendance via online webcast or by proxy.

The following describes the matters considered by the Company’s stockholders at the Annual Meeting, as well as the results of the votes cast at the meeting:

1.

To elect eight directors to our Board of Directors, each to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal.

Nominee	For	Withhold	Broker Non-Vote
Yves J. Ribeill, Ph.D.	30,660,949	2,264,271	3,473,900
Laurent Arthaud	28,897,723	4,027,497	3,473,900
Michael A. Carr	30,778,732	2,146,488	3,473,900
Philippe Dumont	30,802,718	2,122,502	3,473,900
Jonathan B. Fassberg	30,660,352	2,264,868	3,473,900
Anna Ewa Kozicz-Stankiewicz	30,327,482	2,597,738	3,473,900
Kimberly K. Nelson	30,803,940	2,121,280	3,473,900
Christopher J. Neugent	30,808,149	2,117,071	3,473,900

2.	To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022.

For	Against	Abstain	Broker Non-Vote
36,194,703	181,053	23,364	—

3.

To approve an amendment to our amended and restated certificate of incorporation to effect a reverse stock split of the Company’s shares of Common Stock at a ratio not less than 2-to-1 and not greater than 10-to-1, with the exact ratio to be set within that range at the discretion of our Board of Directors before April 1, 2024 without further approval or authorization of our stockholders (the “Reverse Stock Split”).

For	Against	Abstain	Broker Non-Vote
36,013,956	304,405	80,759	—

As a result, each nominee was elected as a director of the Company, the appointment of Ernst & Young LLP was ratified, and the Reverse Stock Split was approved at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 2, 2022		CALYXT, INC.

	By:	/s/ Michael A. Carr
	Name:	Michael A. Carr
	Title:	President and Chief Executive Officer